Exhibit 99.1

AMENDMENT 1

The SERVICES AGREEMENT, dated September 26, 2008, between Samson Dental Practice Management, LLC (collectively “Client”) and Ferrellgas, L.P. (“Provider”) is now amended, effective May 1, 2009, as follows:

•	In consideration of the Services, Client agrees to pay a sum of $17,500/month.

SAMSON DENTAL PRACTICE MANAGEMENT, LLC

By:
Name:
Title:

FERRELLGAS, L.P.

By:
Name:
Title: